     NEITHER THIS WARRANT NOR THE SHARES ISSUABLE HEREUNDER HAVE BEEN REGISTERED
UNDER  THE  SECURITIES  ACT OF 1933,  AS  AMENDED  (THE  "ACT"),  OR  UNDER  THE
SECURITIES LAWS OF ANY STATE.  AS A RESULT,  NEITHER THIS WARRANT NOR THE SHARES
ISSUABLE  HEREUNDER MAY BE OFFERED,  SOLD OR OTHERWISE  TRANSFERRED,  PLEDGED OR
HYPOTHECATED  UNLESS AND UNTIL THIS WARRANT OR SUCH SHARES ARE REGISTERED  UNDER
THE ACT AND ALL  APPLICABLE  STATE  SECURITIES  LAWS,  OR AN  OPINION OF COUNSEL
SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH  REGISTRATION IS
NOT REQUIRED.

     Warrant No. A-1                                              March 10, 2006

     Number of Warrants:   472,671

                               WARRANT TO PURCHASE
                        CLASS A CONVERTIBLE COMMON STOCK
                                       OF
                         AMERICAN ITALIAN PASTA COMPANY

     For value received,  American Italian Pasta Company, a Delaware corporation
(the  "Company"),  hereby  grants to Alvarez & Marsal,  LLC  (together  with its successors  and  assigns  as set  forth  on the  books  of the  Company,  each a
"Registered  Holder") the number of Warrants set forth above (the "Warrants" and the  certificate  evidencing  same being referred to herein as "this  Warrant"), each of the  Warrants  entitling  the  Registered  Holder to  purchase  from the
Company,  until the Expiration Date (as defined in Section 2.01), upon the terms of this  Warrant,  one  fully  paid  and  non-assessable  share  (as same may be adjusted pursuant to Section 1, each a "Warrant Share" and together the "Warrant
Shares") of the Company's Class A Convertible common stock, $.001 par value (the
"Common Stock") for a price of $5.67 per share (as same may be adjusted pursuant to Section 1, the "Per Share Exercise  Price"),  subject to all  adjustments set forth herein.  The total price to be paid by the Registered Holder upon purchase of all of the  Warrant  Shares is $5.67  multiplied  by the  number of  Warrants evidenced by this certificate ("Total Exercise Price").

     This Warrant is issued by the Company as required by the Letter  Agreement, dated as of September  28,  2005,  and amended as of March 10, 2006 (the "Letter
Agreement"), by and am0ong the Company and the Registered Holder.

1.   Adjustments

     1.01 Adjustments for Certain Events.

          (a) Stock Dividends, Subdivisions and Combinations. If at any time, or from  time-to-time,  after  January 26,  2006,  the Company (i)  declares a dividend on the Common Stock that is payable  with shares of Common  Stock,
     (ii)  subdivides  the  outstanding  shares of Common  Stock  into a greater number  of shares of Common  Stock by a stock  split,  reclassification  or other method,  or (iii) combines or consolidates the outstanding  shares of
     Common  Stock into a lesser  number of shares of Common  Stock by a reverse stock split,  reclassification  or other method, then the number of Warrant
     Shares

     issuable upon exercise of this Warrant shall be decreased or increased,  as appropriate,  by  multiplying  the number of Warrant  Shares  issuable upon exercise of this Warrant  immediately before such event by a fraction,  the numerator of which is the number of issued and outstanding shares of Common
     Stock  immediately  after  such event and the  denominator  of which is the number of issued and outstanding  shares of Common Stock immediately before such event.  The events set forth above are deemed to occur on the date the
     Company's  Board of  Directors  (the  "Board")  declares  the  dividend  or authorizes the subdivision or combination of shares of Common Stock unless, for any reason, the dividend is not subsequently paid or the subdivision or combination  is not  subsequently  completed.  After any  adjustment to the number of Warrant Shares under this Section  1.01(a) the Per Share Exercise
     Price shall be adjusted to that  number  determined  by dividing  the Total
     Exercise  Price by the number of Warrant  Shares  issuable upon exercise of this Warrant after such adjustments.

          (b) Reclassification, Etc. In case of any reclassification (other than
     a   reclassification   governed  by  Section  1.01(a))  or  change  of  the
     outstanding  securities  of the Company or of any  reorganization,  sale or conveyance to another  entity of the property of the Company as an entirety or substantially as an entirety,  or in the case of any statutory  exchange of  securities  with another  entity or merger of the Company (or any other corporation  the stock or  securities  of which are at the time  receivable upon the exercise of this Warrant) on or after  January 26, 2006,  then and in each such case the  Registered  Holder upon the  exercise  hereof at any
     time   after   the   consummation   of   such   reclassification,   change,
     reorganization,  sale or conveyance, exchange of securities or merger shall be  entitled  to  receive,  in lieu of the  stock or other  securities  and property  receivable upon the exercise  hereof prior to such  consummation, only the  stock or  other  securities  or cash or  property  to which  such
     Registered  Holder would have been entitled upon such  consummation if such
     Registered Holder had exercised this Warrant immediately prior thereto.

          (c)  Issuances  of Common  Stock at below Per  Share  Exercise  Price.
     Except as  provided  in Section  1.01 (a) and the  penultimate  sentence of
     Section 1.01(d),  and except with respect to any issuance or sale of Common
     Stock  pursuant to any employee  benefit plan or employment  agreement,  in case the Company shall  hereafter  issue or sell any shares of Common Stock for a  consideration  per share less than the Per Share  Exercise  Price in effect  immediately  prior to such issuance or sale, the Per Share Exercise
     Price shall be adjusted as of the date of such issuance or sale so that the same  shall  equal  the  amount  determined  by  multiplying  the Per Share
     Exercise  Price in effect  immediately  prior to such issuance or sale by a fraction,  the  numerator  of which  shall be the sum of (A) the  number of shares of Common Stock  outstanding  immediately  prior to such issuance or sale multiplied by the Per Share Exercise Price in effect immediately prior to such issuance or sale plus (B) the aggregate  consideration  received by the Company for the issuance or sale of capital stock,  rights,  options or warrants to acquire capital stock, or securities  convertible  into capital stock of the Company (including with respect to the shares  contemplated by this  Section  1.01(c))  since  the last  previous  change in the Per Share
     Exercise  Price or, if there has been no such  previous  change,  since the issuance of this Warrant,  and the  denominator of which shall be the total number of  shares  of  Common  Stock  outstanding  immediately  after  such issuance  or sale  multiplied

                                      -2-

     by the Per  Share  Exercise  Price  in  effect  immediately  prior  to such issuance or sale.  After any  adjustment  to the Per Share  Exercise  Price under this Section  1.01(c),  the number of Warrant  Shares  issuable  upon exercise of this  Warrant  shall be adjusted to that number  determined  by dividing the Total  Exercise  Price by the Per Share  Exercise  Price as so
     adjusted.

          (d) Issuance of Derivatives at below Per Share Exercise Price. In case the Company shall  hereafter,  except pursuant to any employee benefit plan or employment  agreement,  issue or sell any rights,  options,  warrants or securities  exercisable for,  convertible into, or exchangeable for, Common
     Stock   (collectively,   "Derivatives")   for  a  consideration  per  share
     (determined  by  dividing  (i)  the  total  amount,  if  any,  received  or receivable by the Company in  consideration of the issuance or sale of such
     Derivatives plus, without  duplication,  the total  consideration,  if any, payable to the  Company  upon  exercise,  conversion  or  exchange  of such
     Derivatives  (the "Total  Consideration")  by (ii) the number of additional shares of Common Stock  issuable upon  exercise,  conversion or exchange of such Derivatives) which is less than the then Per Share Exercise Price, the
     Per Share  Exercise Price in effect  immediately  prior to such issuance or sale shall be adjusted as of the date of such  issuance or sale so that the same  shall  equal  the  amount  determined  by  multiplying  the Per Share
     Exercise  Price in effect  immediately  prior to such issuance or sale by a fraction,  the  numerator  of which  shall be the sum of (A) the  number of shares of Common Stock  outstanding  immediately  prior to such issuance or sale multiplied by the Per Share Exercise Price in effect immediately prior to such  issuance or sale,  plus (B) the Total  Consideration  plus (C) the aggregate amount of consideration  received by the Company for the issuance or sale of capital stock,  rights,  options or warrants to acquire  capital stock,  or  securities  convertible  into  capital  stock  of  the  Company
     (excluding with respect to securities contemplated by this Section 1.01(d))
     since the last previous change in the Per Share Exercise Price or, if there has been no such previous change,  since the issuance of this Warrant,  and the  denominator  of which  shall be the  number of shares of Common  Stock outstanding immediately after such issuance or sale plus the maximum number of additional shares of Common Stock issuable upon exercise,  conversion or exchange of the Derivatives  which causes an adjustment  under this Section
     1.01(d)  multiplied by the Per Share Exercise  Price in effect  immediately prior to such  issuance  or sale.  After  any  adjustment  to the Per Share
     Exercise  Price under this Section  1.01(d),  the number of Warrant  Shares issuable  upon  exercise of this  Warrant  shall be adjusted to that number determined by dividing the Total  Exercise  Price by the Per Share Exercise
     Price as so  adjusted.  No further  adjustments  of the Per Share  Exercise
     Price or number of Warrant  Shares  issuable  upon exercise of this Warrant shall be made upon the actual  issuance of Common Stock upon the  exercise, conversion or exchange of such Derivatives. Upon the expiration of any such conversion or exchange of such Derivatives, without exercise, conversion or exchange,  the Per Share  Exercise  Price  then in effect  shall  forthwith automatically  be increased to the Per Share Exercise Price that would have been in  effect  at the time of such  expiration  or  termination  had such conversion  or  exchange  of such  Derivatives,  to the extent  outstanding immediately prior to such expiration or termination, never been issued, and the shares issuable  thereunder  shall no longer be deemed  outstanding and the number of Warrant  Shares  issuable upon exercise of this Warrant shall be correspondingly adjusted.

                                      -3-

          (e)  Effective  Time of  Adjustments.  Any  change  in the  Per  Share
     Exercise  Price,  the  number of  Warrant  Shares or the kind and amount of stock or other  securities  or property  into which this  Warrant  shall be exercisable  shall be effective as of the closing of the  transaction  that precipitated such adjustment.

     1.02 General Adjustment Provisions

          (a) Notice of  Adjustments.  Upon each event that causes an adjustment of the Per Share Exercise  Price,  the number of Warrant Shares or the kind and amount of stock or other securities or property into which this Warrant shall be exercisable,  the Company, at its expense,  shall promptly compute such  adjustments  in  accordance  with  the  terms  hereof,  reflect  such adjustment  on its books and prepare and  furnish the  Registered  Holder a certificate  setting forth such  adjustment and showing in detail the facts upon which such adjustment is based. The Company's Chief Financial  Officer shall  attest  to the  accuracy  of the  certificate.  Upon the  Registered
     Holder's written request at any time, but no more often than quarterly, the
     Company shall furnish to the Registered Holder a certificate  setting forth
     (i) all prior  adjustments to the Per Share Exercise  Price,  the number of
     Warrant  Shares  or the kind and  amount  of stock or other  securities  or property into which this Warrant shall be  exercisable,  (ii) the Per Share
     Exercise  Price  currently in effect and (iii) the number of Warrant Shares and the amount, if any, of other property, that the Registered Holder would receive upon exercise of this Warrant.

          (b)  Miscellaneous.   Unless  specifically   provided  herein  to  the
     contrary,  all  of  the  adjustments  set  forth  in  this  Section  1  are cumulative.  No adjustment of the Per Share Exercise Price or the number of
     Warrant Shares shall be made hereunder with respect to any shares of Common
     Stock that have been issued to the Registered  Holder upon exercise of this
     Warrant.

          (c) No Increase Per Share Exercise  Price.  In no event shall any such adjustment  have the effect of increasing  the Per Share  Exercise Price as otherwise  determined  pursuant to this Section 1 except as contemplated by
     Section 1.01(a)(iii), and then in no event to an amount larger than the Per
     Share Exercise as adjusted pursuant to such Section.

          (d)  Disputes.  In the  event  that  there  is any  dispute  as to the computation of the Per Share Exercise Price or the number of Warrant Shares required to be issued upon exercise of this Warrant, the Registered Holders
     and  the  Company  will  retain  a  mutually  acceptable   independent  and
     nationally  recognized accounting firm to re-compute the Per Share Exercise
     Price and number of Warrant  Shares  required to be issued upon exercise of this  Warrant  pursuant  to the terms  hereof,  which  firm may  review the financial statements or other information upon which such computations were based.  The  determination  of such firm shall,  in the absence of manifest error,  be binding  upon the  Registered  Holders of this  Warrant  and the
     Company. If there shall be a dispute as to the selection of such nationally recognized  accounting  firm,  such firm shall be appointed by the American
     Institute  of Certified  Public  Accountants  if willing,  otherwise by the
     American Arbitration  Association in New York City, upon application by the
     Company  and  Registered  Holders  of at  least  25  percent  of  the  then outstanding Warrants, with

                                      -4-

     notice to the other Registered Holders.  The cost for the retention of such firm shall be borne by the Company if the  Company's  original  computation was incorrect, and otherwise by the Registered Holders.

     2.   Exercise.

          2.01 Exercise Period.  The Registered Holder may exercise this Warrant for all or less than all of the Warrant Shares at any time and from time to time before 5:00 P.M. local time in Kansas City,  Missouri on September 28, 2010 (the
"Expiration Date").

          2.02 Manner.  The  Registered  Holder shall  exercise  this Warrant by delivering  to the  Secretary  of the Company at its  principal  office (a) this original  Warrant,  (b) a notice  of  exercise  in the form  attached  hereto as
Exhibit A and (c) full  payment  in the amount of the Per Share  Purchase  Price multiplied by the number of Warrant Shares that Registered  Holder is purchasing hereunder (the "Purchase Price").

          2.03 Form of Payment.  Registered  Holder shall pay the Purchase Price
(a) in cash, (b) by bank  cashier's  check,  (c) by Federal  Reserve System wire transfer  of  immediately  available  funds,  or (d) by any  combination  of the foregoing.

          2.04 Cashless  Exercise.  Notwithstanding  anything to the contrary in
Sections 2.02 or 2.03, in lieu of paying the Purchase  Price in accordance  with
Sections  2.02(c) and 2.03,  the Registered  Holder may elect,  in the notice of exercise,  to cashless exercise all or part of this Warrant and receive, in lieu of the number of Warrant Shares that the Registered Holder would receive had the
Registered  Holder paid the Purchase  Price in cash, a number of Warrant  Shares equal in Market Price (the "Market Price") to the difference between such Market
Price of the Warrant  Shares  subject to the Warrants  being  exercised  and the
Total Exercise Price  applicable to the portion of this Warrant being exercised.
For the purpose of any  computation  under  Sections 2.04 or 7, the Market Price per share of Common  Stock at any date shall be deemed to be the  average  daily
Closing  Price of the shares of Common Stock for five  consecutive  trading days ending one  trading  day  before the date the  Company  receives  the  documents required  under Section 2.02.  The term "Closing  Price" of the shares of Common
Stock for a day or days shall mean (i) if the shares of Common  Stock are listed or admitted for trading on a national  securities exchange (including The Nasdaq
Stock Market  ("Nasdaq") after Nasdaq becomes a national  securities  exchange), the last  reported  sales price  regular way, or, in case no such  reported sale takes  place on such day or days,  the average of the  reported  closing bid and asked prices  regular way, in either case on the principal  national  securities exchange  on which the shares of the Common  Stock are  listed or  admitted  for trading,  or (ii) if the shares of Common  Stock are not listed or admitted  for trading on a national securities  exchange,  (A) until Nasdaq becomes a national securities  exchange,  the last transaction price for the Common Stock on Nasdaq or, in the case no such  reported  transaction  takes place on such day or days, the average of the  reported  closing  bid and asked  prices  thereof  quoted on
Nasdaq,  or (B) if the  shares of Common  Stock are not  quoted on  Nasdaq,  the average of the closing bid and asked prices of the Common Stock as quoted on the
Over-The-Counter  Bulletin  Board  maintained  by the  National  Association  of
Securities Dealers,  Inc. (the "Bulletin Board"), or (C) if the shares of Common
Stock are  neither  listed or  admitted  for  trading on a  national  securities exchange  nor  quoted on Nasdaq or on the  Bulletin  Board,  the  average of the closing bid and asked prices of the Common Stock in the over-

                                      -5-

the-counter  market,  as reported  by The Pink  Sheets,  LLC,  or an  equivalent generally accepted  reporting  service,  or (iii) if on any such day or days the shares of Common Stock are not quoted by any such organization,  the fair market value of the shares of Common Stock on such day or days,  as  determined in good faith by the Board of Directors of the Company.

          2.05 Delivery to Registered  Holder.  As soon as practicable after the exercise of this  Warrant in whole or in part,  and in any event within ten (10)
business days thereafter,  the Company at its expense will cause to be issued in the name of, and  delivered to, the  Registered  Holder,  or as such  Registered
Holder (upon payment by such Registered Holder of any applicable transfer taxes)
may direct:

                    (i) a certificate or certificates  for the number of Warrant
               Shares to which such Registered Holder shall be entitled; and

                    (ii) in case such exercise is in part only, a new Warrant of like tenor for the number of Warrants  (without  giving effect to any  adjustment  therein)  called for on the face of this Warrant minus the number of Warrants exercised.

3. Notice of Certain Events.  If the Company proposes at any time (a) to declare any  dividend  or  distribution  upon its Common  Stock,  or (b) to offer to the holders of any class or series of its  capital  stock any  additional  shares of stock of any class or series or other rights,  the Company shall deliver written notice thereof to Registered Holder.  Such notice shall be given at least twenty
(20) calendar days before (i) the record date for such dividend, distribution or offering  and (ii) the  earlier of any vote to  approve  or the  closing of such transaction.  The notice shall  generally  describe the event expected to occur, the anticipated  date thereof and the name and telephone number of the Company's representative  whom the  Registered  Holder may  contact  to obtain  additional information concerning the anticipated event.

4.  Reservation of Common Stock.  During the period in which this Warrant may be exercised, the Company will at all times have authorized, and in reserve, shares of Common  Stock equal to the maximum  amount of the shares of Common Stock that can be issued upon exercise of all of this Warrant and such other securities and properties as from time to time shall be deliverable  to the  Registered  Holder upon the exercise of this Warrant, free and clear of all restrictions on sale or transfer  (except  such as may be imposed  under  applicable  federal  and state securities laws).

5. Issue or Transfer Taxes. The Company shall pay all issue and other non-income based  taxes that may be payable in respect of the  issuance  or delivery of the
Warrant Shares on exercise of the Warrant.  The Registered  Holder shall pay all transfer  taxes  due  upon  any  transfer  requested  by  Registered  Holder  in connection with any such exercise.

6. Transfers.

          (a) Unregistered  Security.  Each holder of this Warrant  acknowledges that this  Warrant and the Warrant  Shares  have not been  registered  under the
Securities  Act of 1933, as amended (the  "Securities  Act"),  and agrees not to sell, pledge, distribute,  offer for sale, transfer or otherwise dispose of this
Warrant or any Warrant  Shares issued upon its exercise in the absence of (i) an effective  registration statement under the

                                      -6-

Securities  Act as to this Warrant or such Warrant  Shares and  registration  or qualification  of this  Warrant  or such  Warrant  Shares  under any  applicable federal or state  securities  law then in effect or (ii) an opinion of  counsel, satisfactory to the Company,  that such  registration and  qualification are not required.  Each  certificate or other  instrument for Warrant Shares issued upon the exercise of this Warrant shall bear a legend  substantially to the foregoing effect.

          (b) Transferability. Subject to the provisions of Section 6(a) hereof, this Warrant and all rights  hereunder may only be transferred upon surrender of the  Warrant  with a  properly  executed  assignment  (in the form of  Exhibit B hereto) at the principal office of the Company.

          (c) Warrant Register.  The Company will maintain a register containing the names and addresses of the  Registered  Holders of this  Warrant.  Until any transfer  of this  Warrant is made in the  warrant  register  (which the Company shall effect  promptly  following  submission of this Warrant to it) the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes;  provided,  however,  that if this Warrant is properly assigned in blank, the Company may (but shall not be required to) treat the bearer hereof as the absolute  owner hereof for all purposes,  notwithstanding  any notice to the contrary.  Any Registered Holder may change such Registered  Holder's address as shown on the warrant  register by written notice to the Company  requesting such change.

          (d) Deliveries Upon Transfer.  As soon as practicable after a transfer of this Warrant in whole or in part,  and in any event within ten (10)  business days thereafter,  the Company at its expense will cause to be issued in the name of, and delivered to:

               (i) to the transferee a certificate or certificates registered in the name of the transferee  for the number of Warrants  transferred to such transferee; and

               (ii) in case such  transfer  is in part only,  to the  Registered
          Holder a new Warrant of like tenor for the number of Warrants (without giving  effect to any  adjustment  therein)  called for on the face of this Warrant minus the number of Warrants transferred.

          (e) Loss,  Etc. of Warrant.  Upon receipt of evidence  satisfactory to the Company of the loss, theft,  destruction or mutilation of this Warrant,  and of  indemnity  reasonably  satisfactory  to the  Company,  if  lost,  stolen  or destroyed,  and upon surrender and  cancellation of this Warrant,  if mutilated, and upon  reimbursement of the Company's  reasonable  incidental  expenses,  the
Company shall execute and deliver to the Registered Holder a new Warrant of like date, tenor and denomination.

7. Fractional  Shares.  No fractional share of Common Stock shall be issued upon the  exercise of this  Warrant.  All of the  Warrant  Shares  issuable  upon any exercise of this Warrant shall be aggregated for purposes of determining whether the exercise  would result in the issuance of any  fractional  share.  If, after such  aggregation,  the  exercise  would  result in the issuance of a fractional share, the Company shall in lieu thereof pay the Registered Holder a cash amount

                                      -7-

equal to the fair market value of such fractional share on the date of exercise.
The Board,  acting in good faith,  shall  determine the fair market value of the fractional share.

8. Closing of Transfer  Books.  The right to exercise  this Warrant shall not be suspended during any period while the stock transfer book of the Company for its
Common Stock is closed.  Notwithstanding the foregoing, the Company shall not be required  to deliver  certificates  of its Common  Stock upon  exercise  of this
Warrant  while its stock  transfer  book is duly  closed  and may  postpone  the delivery  of the  certificates  for its Common  Stock  until the opening of such books.

9. Notices.  Any notice given  hereunder shall be deemed given (a) when delivery is tendered if  personally  delivered,  (b) three (3) days after the postmark if mailed certified mail, return receipt  requested,  (c) on the first business day after delivery to a nationally  recognized company regularly providing overnight delivery  services  if sent  by next  business  day  service  and (d) on the day receipt is  confirmed,  either by the  recipient or  electronically,  if sent by telecopy.  If a party  sends a notice  by any other  method,  it shall be deemed given when the addressee or addressee's  authorized agent actually  receives the notice.  In each case,  notices  shall be  addressed  to the  Company at 4100 N.
Mulberry Drive, Suite 260, Kansas City, MO 64116,  telecopy:  (816) 584-5100 and to the Registered Holder at 101 East 52nd Street, 6th Floor, New York, NY 10022,
Attention:  Joel  Poretsky,  telecopy:  (202)  759-5532,  or such address of the
Registered  Holder reflected after March 10, 2006 (including as to any transfers as reflected on an Assignment Form) in the warrant register  maintained pursuant to Section 6(c), or such other address as such party may indicate by a notice to the other party.

10.  Registered  Holder Not  Shareholder.  This  Warrant  does not  confer  upon
Registered  Holder any rights or  liabilities  as a shareholder  of the Company, including,  but not  limited  to,  any right to vote or to consent or to receive notice as a shareholder  of the Company  until the first  business day following the Registered  Holder's  exercise of this Warrant and the Company's  receipt of the  documentation  required  to be  delivered  to it by the  Registered  Holder pursuant to Section 2.02, 2.03 and/or 2.04.

11. Amendment. The provisions of this Warrant may only be amended or modified in writing by the Company and the Registered Holder.

12.  Governing  Law.  This Warrant shall be governed by the laws of the State of
Delaware without regard to the choice of law provisions thereof that would defer to the substantive laws of another jurisdiction.

13.  Headings.  The headings of this  Warrant have been  inserted as a matter of convenience and shall not affect the construction thereof.

14. Severability.  Wherever possible, each provision hereof shall be interpreted in such manner as to be effective  and valid under  applicable  law, but in case any one or more of the provisions  contained  herein shall,  for any reason,  be held to be invalid,  illegal or  unenforceable  in any respect,  such  provision shall be ineffective to the extent,  but only to the extent, of such invalidity, illegality  or  unenforceability  without  invalidating  the  remainder  of such provision or provisions or any other provisions hereof.

                                      -8-

IN WITNESS  WHEREOF,  the Company has executed this Warrant as of the date first above written.

                                       AMERICAN ITALIAN PASTA COMPANY

                                       By:______________________________________

                                      -9-

                                    EXHIBIT A

                             Form Notice of Exercise

TO:  American Italian Pasta Company

     (1) The undersigned  hereby elects to exercise _______ Warrants to purchase shares of the Class A Convertible  Common Stock,  par value $.001 per share (the
"Common Stock") of American Italian Pasta Company,  a Delaware  corporation (the
"Company"), pursuant to the terms of the attached Warrant, and:

     |__| Tenders  herewith  payment of $___________ of the Total Exercise Price which is  applicable  to the portion of this Warrant  being  exercised though a cash payment pursuant to Section 2.02 of this Warrant.

     |__| Elects  to  Cashless   Exercise  ________  Warrants  pursuant  to  the
          provisions of Section 2.04 of this Warrant.

     (2) Please issue a certificate or certificates  representing said shares of the Common Stock of the Company or other securities or property deliverable upon exercise of this  Warrant in the name of the  undersigned  or in such other name and address as is specified below:

                           __________________________
                                     (Name)

                           __________________________

                           __________________________
                                    (Address)

     (3) The  undersigned  represents  that (i) the  aforesaid  shares of Common
Stock are being  acquired for the account of the  undersigned,  not as a nominee for any other party, and for investment,  by reason of a specific exemption from the  registration  provisions  of the  Securities  Act of 1933,  as amended (the
"Securities  Act"),  which exemption depends upon, among other things,  the bona fide nature of the investment  intent herein,  (ii) the  undersigned is aware of the  Company's  business  affairs  and  financial  condition  and  has  acquired sufficient  information about the Company to reach an informed and knowledgeable decision  regarding its  investment  in the Company;  (iii) the  undersigned  is experienced  in  making  investments  of this  type and has such  knowledge  and background in financial and business  matters that the undersigned is capable of
evaluating  the  merits  and  risks  of  this   investment  and  protecting  the
undersigned's own interest;  (iv) the undersigned understands that the shares of
Common Stock  issuable  upon  exercise of this Warrant have not been  registered under the Securities Act, and they must be held indefinitely unless subsequently registered  under the Securities Act or an exemption from such  registration  is available;  (v) the  undersigned  is aware that the  aforesaid  shares of Common
Stock,  may not be sold  pursuant to Rule 144 adopted under the  Securities  Act unless certain  conditions are met and until the undersigned has held the shares for the time period  prescribed by Rule 144, and that among the  conditions  for use of the Rule is the  availability of current  information to the public about the Company and (vi) the  undersigned  agrees not to make any disposition of all or any part of the aforesaid  shares of Common Stock,  unless and until there is then in effect a registration  statement  under the Securities Act covering such proposed  disposition  and such  disposition  is made in  accordance  with  said registration  statement,  or the  undersigned  has  provided the Company with an opinion of counsel  satisfactory to the Company,  stating that such registration is not required.

_______________________                _________________________________________
Date                                   (Signature)

                                       _________________________________________
                                       (Print Name)

                                      -2-

                                    EXHIBIT B

                                 ASSIGNMENT FORM

     FOR VALUED RECEIVED,  ___________________________ hereby sells, assigns and transfers all of the rights of the undersigned  under the attached  Warrant with respect to _______ Warrants, to:

      Name of Assignee                Address               No. of Warrants

Dated:__________________                    Signature:__________________________

                                                      __________________________

                                            Witness:____________________________